UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2018 through December 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                 Pioneer Real
                                 Estate Shares

--------------------------------------------------------------------------------
                                 Annual Report | December 31, 2018
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                                 Ticker Symbols:
                                 Class A    PWREX
                                 Class C    PCREX
                                 Class Y    PYREX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         19

Notes to Financial Statements                                                26

Report of Independent Registered Public Accounting Firm                      34

Additional Information                                                       36

Approval of Investment Management Agreement                                  38

Trustees, Officers and Service Providers                                     43

                         Pioneer Real Estate Shares | Annual Report | 12/31/18 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Real Estate Shares | Annual Report | 12/31/18

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Real Estate Shares | Annual Report | 12/31/18 3

Portfolio Management Discussion | 12/31/18

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of Pioneer Real Estate Shares during the 12-month period ended December 31, 2018. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended December 31, 2018?

A Pioneer Real Estate Shares Class A shares returned -7.55% at net asset value during the 12-month period ended December 31, 2018, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned -4.57%. During the same 12-month period, the average return of the 251 mutual funds in Morningstar's Real Estate Funds Category was -5.97%.

Q How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2018?

A The year started out on positive footing, with the REIT market receiving support from an improving U.S. economy and optimism about the effects the December 2017 passage of a U.S. tax reform bill could have on corporate-profit growth. However, in February and early March, investor sentiment soured in response to interest-rate concerns and growing disputes over trade agreements between the U.S. and its major trading partners. During the second calendar quarter, better-than-expected

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Real Estate Shares | Annual Report | 12/31/18 corporate earnings reports and jobs data renewed the market's optimism about prospects for the U.S. economy, which helped to ease concerns about global economic growth. The third quarter saw investor sentiment continue to improve, but market volatility spiked in the fourth quarter, with sharp intraday sell-offs as well as rallies. As investors digested headlines about the U.S. Federal Reserve's (the Fed's) monetary policy and the Trump administration's tough stance on trade, market psychology turned sharply risk-averse as the Fund's fiscal year drew to a close.

      Rising interest rates were a steady headwind for REITs during the 12-month period. The Fed enacted four increases in short-term interest rates during the year, in March, June, September, and December, and the yield on the benchmark 10-year U.S. Treasury rose from 2.41% on December 31, 2017, to a high of 3.24% on November 8, 2018, before closing out the year at 2.68%.

Q What was your investment approach in that environment during the 12-month period ended December 31, 2018?

A We began managing the Fund in January 2018. Within our portfolio construction process, we take a broad approach and are mindful of sub-sector weightings and individual holdings within the benchmark MSCI Index. However, since we are active managers, we are less concerned with matching or staying close to the MSCI Index's profile. Over- or underweighting REIT sub-sectors is a byproduct of our investment selection process, in which we employ a value-oriented strategy aimed at identifying securities that we believe are underpriced relative to their peers.

      As part of our repositioning efforts, we have focused on long-term secular themes of e-Commerce (industrial) and German housing (apartments). The Fund's investments in EastGroup Properties and Rexford Industrial Realty exemplify our strategy with regard to the growth of e-Commerce in major Sunbelt and California markets, respectively. In Germany, where there is a shortage of housing, we invested in Deutsche Wohnen, which has been benefiting from a loosening of rent-control policies aimed at stimulating increased housing construction as well as increased supply -- partly to accommodate the influx of immigrants to the country.

      During the second half of the 12-month period, we began to fine-tune the portfolio, given our belief that the pace of Fed rate increases might slow in response to weaker economic growth. We trimmed the Fund's exposure to hotels, which are short-term (shorter-lease) REITs that tend to outperform in rising-rate markets because of their ability to raise daily occupation rates.

                         Pioneer Real Estate Shares | Annual Report | 12/31/18 5

      We also added exposure to longer-term REITs that allow the companies to lock in more extended lease terms, which helped add some stability to the Fund's income flow. As part of our strategy, we added REITs in the apartment and health care sub-sectors, narrowing the Fund's underweights in those sectors relative to the MSCI Index. One of those purchases, NexPoint Residential Trust, has performed well due to better-than-expected fundamentals in the multi-family space. NexPoint focuses on acquiring multi-family properties located in the Southeastern and Southwestern U.S., in markets with attractive growth and household formation fundamentals.

Q Which investments or strategies detracted from the Fund's benchmark-relative performance during the 12-month period ended December 31, 2018?

A The Fund's underperformance relative to the MSCI Index during the 12-month period was due to overweights in the underperforming industrials and hotel sub-sectors, and an underweight to the outperforming health care sub-sector.

      Among individual REITs held in the portfolio, the top detractors from the Fund's benchmark-relative performance included overweight positions in the underperforming Equinix (data centers), General Growth Properties (regional malls), and Boston Properties (office). Equinix struggled in 2018 due to its shift to hyper-scale tenants, which weighed on the company's profit margins. Elevated supply concerns in the sub-sector also weighed on Equinix's stock price. (Hyper-scale data centers have diverse workload requirements and high service level expectations from customers and end-users, including both uptime and load times.) General Growth Properties (GGP), an operator of regional malls, lagged during the period on concerns that sales at traditional "brick-and-mortar" retail stores were being eclipsed by e-Commerce. In August 2018, Brookfield Property Partners acquired GGP. Finally, with the office space supply/demand picture in New York City and Washington, D.C. becoming more challenging, the Fund's position in Boston Properties struggled. Worries about capital-expenditure needs and the fact that the office REIT cycle is entering the later stages of its recovery also clouded the outlook for the sub-sector.

Q Which investments or strategies aided the Fund's benchmark-relative performance during the 12-month period ended December 31, 2018?

A Among individual holdings, the top contributors to the Fund's benchmark-relative performance during the period included overweight positions in the outperforming Omega Healthcare, Agree Realty, and Encompass

6 Pioneer Real Estate Shares | Annual Report | 12/31/18

      Health. Omega Healthcare, one of the largest skilled nursing and assisted living facility companies, rallied during the period on management's ability to address several tenant-solvency issues. Omega also pays a solid dividend* that has increased over the past 10 years. Agree Realty is a triple-net-lease REIT primarily focused on retail properties. Agree Realty has avoided the downturn in retail by leasing to more service-oriented tenants outside the traditional apparel area, such as restaurants, theaters, and gyms, all of which have demonstrated growth and financial strength. Encompass Health provides post-acute health care services through a network of inpatient rehabilitation hospitals, home health agencies, and hospice agencies. The REIT rallied on the news of better-than-expected legislation from Congress that made several changes to the Medicare program under the Affordable Care Act.

Q Did you invest in any derivative securities during the 12-month period ended December 31, 2018?

A     No, the Fund held no derivative investments during the period.

Q What is your outlook for REITs as we enter 2019, and how is the Fund positioned?

A The performance of REITs generally tracked that of the broader stock market in 2018. We believe that was due in part to the income attributes of REITs, which helped to soften the price-dampening effects of higher interest rates.

      At the Fed's December 2018 meeting, policymakers suggested that the pace of interest-rate hikes is expected to slow in 2019, from three potential increases to two. That more dovish tone helped the markets recover slightly at period-end, and we believe, all other things being equal, that a moderating Fed stance on rate increases could contribute to a more hospitable investment environment for REITs in 2019.

      As for the Fund's positioning, given our more cautious outlook, we have reduced the portfolio's benchmark-relative underweight to more defensive, longer-term health care REITs, and reduced the overweight to hotels, while maintaining the Fund's exposure to the aforementioned secular themes, such as e-Commerce with industrial REITs, and German housing.

*     Dividends are not guaranteed.

                         Pioneer Real Estate Shares | Annual Report | 12/31/18 7

Please refer to the Schedule of Investments on pages 16-18 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Real Estate Shares | Annual Report | 12/31/18

Portfolio Summary | 12/31/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Specialized REITs                                                          21.2%
Retail REITs                                                               15.5%
Residential REITs                                                          14.6%
Industrial REITs                                                           13.7%
Health Care REITs                                                          10.0%
Hotel & Resort REITs                                                        6.1%
Office REITs                                                                6.0%
Diversified REITs                                                           4.7%
Homebuilding                                                                1.7%
Health Care Technology                                                      1.6%
Diversified Metals & Mining                                                 1.2%
Hypermarkets & Super Centers                                                1.1%
Health Care Facilities                                                      1.0%
Real Estate Services                                                        0.6%
Environmental & Facilities Services                                         0.5%
Industrial Machinery                                                        0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Simon Property Group, Inc.                                             7.89%
--------------------------------------------------------------------------------
 2. Prologis, Inc.                                                         5.81
--------------------------------------------------------------------------------
 3. Equinix, Inc.                                                          3.66
--------------------------------------------------------------------------------
 4. AvalonBay Communities, Inc.                                            3.59
--------------------------------------------------------------------------------
 5. Extra Space Storage, Inc.                                              3.21
--------------------------------------------------------------------------------
 6. Equity LifeStyle Properties, Inc.                                      3.18
--------------------------------------------------------------------------------
 7. Welltower, Inc.                                                        3.16
--------------------------------------------------------------------------------
 8. Sun Communities, Inc.                                                  3.10
--------------------------------------------------------------------------------
 9. Omega Healthcare Investors, Inc.                                       2.81
--------------------------------------------------------------------------------
10. CubeSmart                                                              2.73
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                         Pioneer Real Estate Shares | Annual Report | 12/31/18 9

Prices and Distributions | 12/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                     12/31/18                      12/31/17
--------------------------------------------------------------------------------
        A                         $13.97                        $24.59
--------------------------------------------------------------------------------
        C                         $13.49                        $24.09
--------------------------------------------------------------------------------
        Y                         $13.93                        $24.55
--------------------------------------------------------------------------------

Distributions per Share: 1/1/18-12/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Short-Term        Long-Term        Tax Return
       Class     Dividends     Capital Gains     Capital Gains     of Capital
--------------------------------------------------------------------------------
        A        $0.2820           $ --            $9.1043         $0.0188
--------------------------------------------------------------------------------
        C        $0.1518           $ --            $9.1043         $0.0188
--------------------------------------------------------------------------------
        Y        $0.3902           $ --            $9.1043         $0.0188
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Real Estate Shares | Annual Report | 12/31/18

Performance Update | 12/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Real Estate Shares at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2018)
-------------------------------------------------------
                Net           Public         MSCI
                Asset         Offering       U.S.
                Value         Price          REIT
Period          (NAV)         (POP)          Index
-------------------------------------------------------
10 years        11.28%         10.62%        12.17%
5 years          6.47           5.22          7.80
1 year          -7.55         -12.86         -4.57
-------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-------------------------------------------------------
                Gross
-------------------------------------------------------
                1.48%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
12/08            $ 9,425             $10,000
12/09            $12,267             $12,861
12/10            $15,733             $16,523
12/11            $17,133             $17,960
12/12            $19,830             $21,150
12/13            $20,055             $21,673
12/14            $25,996             $28,257
12/15            $27,105             $28,970
12/16            $28,758             $31,461
12/17            $29,678             $33,056
12/18            $27,439             $31,545

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 11

Performance Update | 12/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2018)
-------------------------------------------------------
                                               MSCI
                                               U.S.
                 If            If              REIT
Period           Held          Redeemed        Index
-------------------------------------------------------
10 years         10.35%         10.35%         12.17%
5 years           5.63           5.63           7.80
1 year           -8.17          -8.17          -4.57
-------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-------------------------------------------------------
                Gross
-------------------------------------------------------
                2.23%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
12/08            $10,000             $10,000
12/09            $12,887             $12,861
12/10            $16,377             $16,523
12/11            $17,698             $17,960
12/12            $20,308             $21,150
12/13            $20,364             $21,673
12/14            $26,167             $28,257
12/15            $27,054             $28,970
12/16            $28,465             $31,461
12/17            $29,165             $33,056
12/18            $26,784             $31,545

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1.00% contingent deferred sales charge (CDSC). If you paid a 1.00% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Real Estate Shares | Annual Report | 12/31/18

Performance Update | 12/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2018)
-------------------------------------------------------
                     Net                MSCI
                     Asset              U.S.
                     Value              REIT
Period               (NAV)              Index
-------------------------------------------------------
10 years             11.84%             12.17%
5 years               6.89               7.80
1 year               -7.11              -4.57
-------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-------------------------------------------------------
                Gross
-------------------------------------------------------
                1.12%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
12/08            $ 5,000,000         $ 5,000,000
12/09            $ 6,568,934         $ 6,430,444
12/10            $ 8,472,099         $ 8,261,736
12/11            $ 9,284,990         $ 8,979,914
12/12            $10,796,935         $10,575,227
12/13            $10,970,578         $10,836,561
12/14            $14,285,827         $14,128,682
12/15            $14,949,473         $14,484,762
12/16            $15,916,794         $15,730,377
12/17            $16,480,127         $16,528,039
12/18            $15,308,941         $15,772,725

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from July 1, 2018, through December 31, 2018.

--------------------------------------------------------------------------------
Share Class                          A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account                $1,000.00         $1,000.00         $1,000.00
Value on 7/1/18
--------------------------------------------------------------------------------
Ending Account                   $  925.89         $  922.91         $  927.97
Value on 12/31/18
--------------------------------------------------------------------------------
Expenses Paid                    $    8.16         $   11.39         $    5.98
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.68%, 2.35%, and 1.23% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer Real Estate Shares | Annual Report | 12/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018, through December 31, 2018.

--------------------------------------------------------------------------------
Share Class                          A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account                $1,000.00         $1,000.00         $1,000.00
Value on 7/1/18
--------------------------------------------------------------------------------
Ending Account                   $1,016.74         $1,013.36         $1,019.00
Value on 12/31/18
--------------------------------------------------------------------------------
Expenses Paid                    $    8.54         $   11.93         $    6.26
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.68%, 2.35%, and 1.23% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                        Pioneer Real Estate Shares | Annual Report | 12/31/18 15

Schedule of Investments | 12/31/18

-----------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
-----------------------------------------------------------------------------------------------------
                  UNAFFILIATED ISSUERS -- 100.5%
                  COMMON STOCKS -- 100.5% of Net Assets
                  Commercial Services & Supplies -- 0.5%
    5,325         Waste Connections, Inc.                                                $   395,381
                                                                                         ------------
                  Total Commercial Services & Supplies                                   $   395,381
-----------------------------------------------------------------------------------------------------
                  Equity Real Estate Investment Trusts (REITs) -- 92.3%
   31,584         Agree Realty Corp.                                                     $ 1,867,246
    6,563         Alexandria Real Estate Equities, Inc.                                      756,320
    3,949         American Tower Corp.                                                       624,692
   44,977         Americold Realty Trust                                                   1,148,713
   30,633         Armada Hoffler Properties, Inc.                                            430,700
   16,540         AvalonBay Communities, Inc.                                              2,878,787
   18,986         Braemar Hotels & Resorts, Inc.                                             169,545
   14,928         Camden Property Trust                                                    1,314,411
   13,214         Chesapeake Lodging Trust                                                   321,761
   27,338         Community Healthcare Trust, Inc.                                           788,154
    6,182         Crown Castle International Corp.                                           671,551
   76,322         CubeSmart                                                                2,189,678
    8,836         CyrusOne, Inc.                                                             467,248
   20,145         Digital Realty Trust, Inc.                                               2,146,450
   19,862         Douglas Emmett, Inc.                                                       677,890
   15,254         EastGroup Properties, Inc.                                               1,399,249
    8,319         Equinix, Inc.                                                            2,932,946
   14,609         Equity Commonwealth                                                        438,416
   26,240         Equity LifeStyle Properties, Inc.                                        2,548,691
   28,481         Extra Space Storage, Inc.                                                2,576,961
    5,546         Federal Realty Investment Trust, Class REIT                                654,650
   39,752         First Industrial Realty Trust, Inc.                                      1,147,243
   23,345         Four Corners Property Trust, Inc.                                          611,639
   33,779         Getty Realty Corp.                                                         993,440
   21,409         Granite Real Estate Investment Trust                                       834,987
   20,536         Healthcare Realty Trust, Inc.                                              584,044
  105,885         Host Hotels & Resorts, Inc., Class REIT                                  1,765,103
   43,783         Independence Realty Trust, Inc.                                            401,928
   27,047         JBG SMITH Properties                                                       941,506
    6,991         Lamar Advertising Co.                                                      483,637
   18,145         Liberty Property Trust                                                     759,913
    9,830         Life Storage, Inc.                                                         914,092
   10,903         LTC Properties, Inc.                                                       454,437
   46,917         Medical Properties Trust, Inc.                                             754,425
   38,243         National Storage Affiliates Trust                                        1,011,910
   33,740         NexPoint Residential Trust, Inc.                                         1,182,587
   30,223         NorthStar Realty Europe Corp.                                              439,442
   64,038         Omega Healthcare Investors, Inc.                                         2,250,936

The accompanying notes are an integral part of these financial statements.

16 Pioneer Real Estate Shares | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
-----------------------------------------------------------------------------------------------------
                  Equity Real Estate Investment Trusts (REITs) -- (continued)
   49,557         Park Hotels & Resorts, Inc.                                            $ 1,287,491
   38,836         Physicians Realty Trust                                                    622,541
   35,172         Preferred Apartment Communities, Inc.                                      494,518
   79,364         Prologis, Inc.                                                           4,660,254
    7,529         PS Business Parks, Inc.                                                    986,299
    9,382         Public Storage                                                           1,899,010
   33,937         Realty Income Corp.                                                      2,139,389
   37,703         Rexford Industrial Realty, Inc.                                          1,111,107
   20,076         Ryman Hospitality Properties, Inc.                                       1,338,868
   37,691         Simon Property Group, Inc.                                               6,331,711
    8,621         SL Green Realty Corp.                                                      681,749
   12,822         Spirit Realty Capital, Inc.                                                451,976
   27,217         STORE Capital Corp.                                                        770,513
   24,484         Sun Communities, Inc.                                                    2,490,268
   20,577         Terreno Realty Corp.                                                       723,693
   43,813         Tier Real Estate Investment Trust, Inc.                                    903,862
   10,966         UDR, Inc.                                                                  434,473
  111,451         VEREIT, Inc.                                                               796,875
   26,915         VICI Properties, Inc.                                                      505,464
   36,482         Welltower, Inc.                                                          2,532,216
                                                                                         ------------
                  Total Equity Real Estate Investment Trusts (REITs)                     $73,697,605
-----------------------------------------------------------------------------------------------------
                  Food & Staples Retailing -- 1.1%
    9,238         Walmart, Inc.                                                          $   860,520
                                                                                         ------------
                  Total Food & Staples Retailing                                         $   860,520
-----------------------------------------------------------------------------------------------------
                  Health Care Providers & Services -- 1.0%
    6,489         Encompass Health Corp.                                                 $   400,371
   25,040(a)      Select Medical Holdings Corp.                                              384,364
                                                                                         ------------
                  Total Health Care Providers & Services                                 $   784,735
-----------------------------------------------------------------------------------------------------
                  Household Durables -- 1.7%
   52,046         PulteGroup, Inc.                                                       $ 1,352,676
                                                                                         ------------
                  Total Household Durables                                               $ 1,352,676
-----------------------------------------------------------------------------------------------------
                  Real Estate Management & Development -- 3.9%
   24,970(a)      Cushman & Wakefield PLC                                                $   361,316
   20,669         Deutsche Wohnen SE                                                         947,095
   14,903         Grand City Properties SA                                                   323,517
   15,056(a)      Marcus & Millichap, Inc.                                                   516,872
   21,658         Vonovia SE                                                                 982,241
                                                                                         ------------
                  Total Real Estate Management & Development                             $ 3,131,041
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 17

-----------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
-----------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $65,011,134)                                                     $80,221,958
-----------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.5%
                  (Cost $65,011,134)                                                     $80,221,958
-----------------------------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- (0.5)%                                 $  (362,083)
-----------------------------------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                                   $79,859,875
=====================================================================================================

REIT     Real Estate Investment Trust.

(a)      Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018, aggregated $150,989,847 and $172,083,156, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Fund did not engage in cross trade activity.

At December 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $66,091,649 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                $17,798,004
            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                 (3,667,695)
                                                                                       -----------
            Net unrealized appreciation                                                $14,130,309
                                                                                       ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Fund's investments.

------------------------------------------------------------------------------------------
                                     Level 1         Level 2     Level 3     Total
------------------------------------------------------------------------------------------
Common Stocks                        $80,221,958     $ --        $ --        $80,221,958
------------------------------------------------------------------------------------------
Total Investments in Securities      $80,221,958     $ --        $ --        $80,221,958
==========================================================================================

During the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Annual Report | 12/31/18

Statement of Assets and Liabilities | 12/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $65,011,134)             $80,221,958
  Receivables --
     Fund shares sold                                                               54,669
     Dividends                                                                     429,192
  Other assets                                                                      41,170
------------------------------------------------------------------------------------------
       Total assets                                                            $80,746,989
==========================================================================================
LIABILITIES:
  Due to custodian                                                             $   463,688
  Payables --
     Fund shares repurchased                                                       256,624
     Trustees' fees                                                                    276
     Professional fees                                                              40,902
     Transfer agent fees                                                            93,662
  Due to affiliates                                                                  9,966
  Accrued expenses                                                                  21,996
------------------------------------------------------------------------------------------
       Total liabilities                                                       $   887,114
==========================================================================================
NET ASSETS:
  Paid-in capital                                                              $66,332,202
  Distributable earnings                                                        13,527,673
------------------------------------------------------------------------------------------
       Net assets                                                              $79,859,875
==========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $68,829,233/4,926,145 shares)                              $     13.97
  Class C (based on $4,787,612/354,864 shares)                                 $     13.49
  Class Y (based on $6,243,030/448,296 shares)                                 $     13.93
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $13.97 net asset value per share/
     100% - 5.75% maximum sales charge)                                        $     14.82
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 19

Statement of Operations
FOR THE YEAR ENDED 12/31/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $18,872)                                                  $  2,901,078
  Interest from unaffiliated issuers                                         156,096
----------------------------------------------------------------------------------------------------------
        Total investment income                                                              $  3,057,174
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $    788,754
  Administrative expense                                                      97,131
  Transfer agent fees
     Class A                                                                 220,791
     Class C                                                                  13,276
     Class Y                                                                  16,993
  Distribution fees
     Class A                                                                 192,597
     Class C                                                                  80,209
  Shareowner communications expense                                           43,458
  Custodian fees                                                              20,208
  Registration fees                                                           38,688
  Professional fees                                                           53,864
  Printing expense                                                            46,242
  Trustees' fees                                                               7,519
  Insurance expense                                                            1,316
  Miscellaneous                                                               31,763
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $  1,652,809
----------------------------------------------------------------------------------------------------------
        Net investment income                                                                $  1,404,365
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                $ 30,073,720
     Other assets and liabilities denominated in
        foreign currencies                                                   (23,727)        $ 30,049,993
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                $(38,885,409)
     Other assets and liabilities denominated in
        foreign currencies                                                       (45)        $(38,885,454)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $ (8,835,461)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $ (7,431,096)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Annual Report | 12/31/18

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                                        Year Ended          Year Ended
                                                                        12/31/18            12/31/17
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                            $  1,404,365        $  1,624,474
Net realized gain (loss) on investments                                   30,049,993          11,298,498
Change in net unrealized appreciation (depreciation)
  on investments                                                         (38,885,454)         (8,946,647)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                                  $ (7,431,096)       $  3,976,325
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($9.38 and $2.01 per share, respectively)                  $(30,625,493)       $ (6,752,505)
     Class C ($9.25 and $1.82 per share, respectively)                    (2,206,335)           (773,974)
     Class Y ($9.49 and $2.10 per share, respectively)                    (3,558,765)         (1,880,658)
  Tax return of capital:
     Class A ($0.02 and $-- per share, respectively)                         (67,506)                 --
     Class C ($0.02 and $-- per share, respectively)                          (6,424)                 --
     Class Y ($0.02 and $-- per share, respectively)                         (11,061)                 --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                 $(36,475,584)       $ (9,407,137)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       $ 12,073,703        $ 13,555,412
Reinvestment of distributions                                             35,675,205           9,126,319
Cost of shares repurchased                                               (37,308,168)        (48,903,216)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                          $ 10,440,740        $(26,221,485)
---------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                         $(33,465,940)       $(31,652,297)
NET ASSETS:**
Beginning of year                                                       $113,325,815        $144,978,112
---------------------------------------------------------------------------------------------------------
End of year                                                             $ 79,859,875        $113,325,815
=========================================================================================================

* For the year ended December 31, 2017, distributions to shareowners were presented as follows:

Net investment income:
     Class A ($0.33 per share)                                                              $ (1,152,930)
     Class C ($0.14 per share)                                                                   (65,019)
     Class Y ($0.42 per share)                                                                  (406,525)
Net realized gain:
     Class A ($1.68 per share)                                                                (5,599,575)
     Class C ($1.68 per share)                                                                  (708,955)
     Class Y ($1.68 per share)                                                                (1,474,133)

** For the year ended December 31, 2017, undistributed net investment income was presented as follows: $0.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 21

--------------------------------------------------------------------------------------------------------------
                                            Year Ended       Year Ended         Year Ended       Year Ended
                                            12/31/18         12/31/18           12/31/17         12/31/17
                                            Shares           Amount             Shares           Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                   312,405        $  7,117,373        209,371         $  5,378,357
Reinvestment of distributions               1,939,930          29,964,335        265,118            6,589,821
Less shares repurchased                      (810,900)        (17,128,870)      (790,132)         (20,364,548)
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                1,441,435        $ 19,952,838       (315,643)        $ (8,396,370)
==============================================================================================================
Class C
Shares sold                                    48,101        $  1,046,420         44,636         $  1,124,785
Reinvestment of distributions                 145,927           2,180,034         31,320              760,600
Less shares repurchased                      (268,741)         (6,086,291)      (172,649)          (4,353,692)
--------------------------------------------------------------------------------------------------------------
     Net decrease                             (74,713)       $ (2,859,837)       (96,693)        $ (2,468,307)
==============================================================================================================
Class Y
Shares sold                                   168,384        $  3,909,910        272,816         $  7,052,270
Reinvestment of distributions                 225,358           3,530,836         71,521            1,775,898
Less shares repurchased                      (649,899)        (14,093,007)      (946,504)         (24,184,976)
--------------------------------------------------------------------------------------------------------------
     Net decrease                            (256,157)       $ (6,652,261)      (602,167)        $(15,356,808)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Annual Report | 12/31/18

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year         Year          Year
                                                                     Ended        Ended        Ended        Ended         Ended
                                                                     12/31/18     12/31/17     12/31/16*    12/31/15*     12/31/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $ 24.59      $ 25.79      $ 26.83      $  29.58      $  24.56
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $  0.30(a)   $  0.33(a)   $  0.30(a)   $   0.31(a)   $   0.30
  Net realized and unrealized gain (loss) on investments               (1.52)        0.48         1.26          0.85          6.86
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $ (1.22)     $  0.81      $  1.56      $   1.16      $   7.16
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $ (0.28)     $ (0.33)     $ (0.29)     $  (0.31)     $  (0.29)
  Net realized gain                                                    (9.10)       (1.68)       (2.31)        (3.60)        (1.85)
  Tax return of capital                                                (0.02)          --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $ (9.40)     $ (2.01)     $ (2.60)     $  (3.91)     $  (2.14)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $(10.62)     $ (1.20)     $ (1.04)     $  (2.75)     $   5.02
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 13.97      $ 24.59      $ 25.79      $  26.83      $  29.58
===================================================================================================================================
Total return (b)                                                       (7.55)%       3.20%        6.10%         4.27%        29.63%
Ratio of net expenses to average net assets                             1.68%        1.48%        1.41%         1.41%         1.47%
Ratio of net investment income (loss) to average net assets             1.35%        1.29%        1.09%         1.06%         1.09%
Portfolio turnover rate                                                  155%          8%           15%           22%           22%
Net assets, end of period (in thousands)                             $68,829      $85,681      $98,007      $100,842      $107,116
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 23

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $ 24.09      $ 25.30      $ 26.38      $ 29.15      $ 24.24
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.19(a)   $  0.13(a)   $  0.08(a)   $  0.06(a)   $  0.06
  Net realized and unrealized gain (loss) on investments                (1.52)        0.48         1.23         0.84         6.76
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ (1.33)     $  0.61      $  1.31      $  0.90      $  6.82
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.15)     $ (0.14)     $ (0.08)     $ (0.07)     $ (0.12)
  Net realized gain                                                     (9.10)       (1.68)       (2.31)       (3.60)       (1.79)
  Tax return of capital                                                 (0.02)          --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (9.27)     $ (1.82)     $ (2.39)     $ (3.67)     $ (1.91)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $(10.60)     $ (1.21)     $ (1.08)     $ (2.77)     $  4.91
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.49      $ 24.09      $ 25.30      $ 26.38      $ 29.15
===================================================================================================================================
Total return (b)                                                        (8.17)%       2.46%        5.22%        3.39%       28.50%
Ratio of net expenses to average net assets                              2.35%        2.23%        2.22%        2.24%        2.35%
Ratio of net investment income (loss) to average net assets              0.83%        0.50%        0.29%        0.21%        0.20%
Portfolio turnover rate                                                   155%           8%          15%          22%          22%
Net assets, end of period (in thousands)                              $ 4,788      $10,347      $13,317      $12,540      $13,435
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $ 24.55      $ 25.76      $ 26.79      $ 29.54      $ 24.52
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.50(a)   $  0.39(a)   $  0.37(a)   $  0.42(a)   $  0.43
  Net realized and unrealized gain (loss) on investments                (1.61)        0.50         1.29         0.84         6.85
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ (1.11)     $  0.89      $  1.66      $  1.26      $  7.28
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.39)     $ (0.42)     $ (0.38)     $ (0.41)     $ (0.41)
  Net realized gain                                                     (9.10)       (1.68)       (2.31)       (3.60)       (1.85)
  Tax return of capital                                                 (0.02)          --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (9.51)     $ (2.10)     $ (2.69)     $ (4.01)     $ (2.26)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $(10.62)     $ (1.21)     $ (1.03)     $ (2.75)     $  5.02
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.93      $ 24.55      $ 25.76      $ 26.79      $ 29.54
===================================================================================================================================
Total return (b)                                                        (7.11)%       3.54%        6.47%        4.65%       30.22%
Ratio of net expenses to average net assets                              1.23%        1.12%        1.07%        1.02%        1.03%
Ratio of net investment income (loss) to average net assets              2.20%        1.50%        1.34%        1.43%        1.54%
Portfolio turnover rate                                                   155%           8%          15%          22%          22%
Net assets, end of period (in thousands)                              $ 6,243      $17,298      $33,655      $48,644      $50,520
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 25

Notes to Financial Statements | 12/31/18

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class K, Class R and Class T shares had not commenced operations as of December 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were with the prepared in compliance new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

26 Pioneer Real Estate Shares | Annual Report | 12/31/18 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 27 determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

28 Pioneer Real Estate Shares | Annual Report | 12/31/18

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The Fund has elected to defer $577,479 of capital losses recognized between November 1, 2018 through December 31, 2018 to its fiscal year ending December 31, 2019.

      The Fund has elected to defer $25,112 of specified losses recognized between November 1, 2018 through December 31, 2018 to its fiscal year ending December 31, 2019.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 29

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                  2018                     2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                      $ 1,408,117               $1,758,525
      Long-term capital gain                34,982,476                7,648,612
      Tax return of capital                     84,991                       --
      --------------------------------------------------------------------------
          Total                            $36,475,584               $9,407,137
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Net unrealized appreciation                                   $14,130,264
      Current year late year loss                                      (602,591)
      --------------------------------------------------------------------------
          Total                                                     $13,527,673
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the adjustments relating to PFICs.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $6,212 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2018.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

30 Pioneer Real Estate Shares | Annual Report | 12/31/18

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 31 damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. For the year ended December 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,967 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                $34,370
Class C                                                                  7,472
Class Y                                                                  1,616
--------------------------------------------------------------------------------
 Total                                                                 $43,458
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75%

32 Pioneer Real Estate Shares | Annual Report | 12/31/18 distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,999 in distribution fees payable to the Distributor at December 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended December 31, 2018, CDSCs in the amount of $650 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participated in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date,
(b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2018, the Fund had no borrowings under the credit facility.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Real Estate Shares:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 22, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2018, the results of its operations, the changes in its nets assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

34 Pioneer Real Estate Shares | Annual Report | 12/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
February 27, 2019

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 35

ADDITIONAL INFORMATION

Proposed regulations dated January 18, 2019 enable a regulated investment company to pay Section 199A dividends to its shareowners. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate taxpayers a deduction of up to 20% on qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund's ordinary income and short-term capital gain distributions, if any, for the purpose of the Section 199A deduction was 81.26%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.


During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.


36 Pioneer Real Estate Shares | Annual Report | 12/31/18

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 37

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Real Estate Shares (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

38 Pioneer Real Estate Shares | Annual Report | 12/31/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis.

The Trustees discussed the Fund's performance with APAM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Fund's relative performance and the steps taken by APAM to address the Fund's performance, including enhancing the investment

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 39 process used for the Fund. It was noted that APAM assumed direct responsibility for managing the Fund on January 1, 2018. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a real estate fund that invests more significantly in non-U.S. securities than its peers. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates

40 Pioneer Real Estate Shares | Annual Report | 12/31/18 for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 41

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

42 Pioneer Real Estate Shares | Annual Report | 12/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 43

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2006.   Private investor (2004 - 2008 and 2013 - present);  Director, Broadridge Financial
Chairman of the Board       Serves until a        Chairman (2008 - 2013) and Chief Executive Officer  Solutions, Inc. (investor
and Trustee                 successor trustee is  (2008 - 2012), Quadriserv, Inc. (technology         communications and securities
                            elected or earlier    products for securities lending industry); and      processing provider for
                            retirement            Senior Executive Vice President, The Bank of New    financial services industry)
                            or removal.           York (financial and securities services)            (2009 - present); Director,
                                                  (1986 - 2004)                                       Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)          Trustee since 2005.   Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -       Trust (publicly-traded
                            successor trustee     2004 and 2008 - present); Interim Chief Executive   mortgage REIT) (2004 - 2009,
                            is elected or         Officer, Oxford Analytica, Inc. (privately held     2012 - present); Director of
                            earlier retirement    research and consulting company) (2010);            The Swiss Helvetia Fund, Inc.
                            or removal.           Executive Vice President and Chief Financial        (closed-end fund) (2010 -
                                                  Officer, I-trax, Inc. (publicly traded health       2017); Director of Oxford
                                                  care services company) (2004 - 2007); and           Analytica, Inc. (2008 -
                                                  Executive Vice President and Chief Financial        2015); and Director of
                                                  Officer, Pedestal Inc. (internet-based mortgage     Enterprise Community
                                                  trading company) (2000 - 2002); Private             Investment, Inc. (privately-
                                                  Consultant (1995 - 1997); Managing Director,        held affordable housing
                                                  Lehman Brothers (1992 - 1995); and Executive, The   finance company) (1985 - 2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)        Funds Investment Trust and
                            successor trustee                                                         Mellon Institutional Funds
                            is elected or                                                             Master Portfolio (oversaw 17
                            earlier retirement                                                        portfolios in fund complex)
                            or removal.                                                               (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Real Estate Shares | Annual Report | 12/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 1995.   Founding Director, Vice-President and Corporate     None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee     firm) (1982 - present); Desautels Faculty of
                            is elected or         Management, McGill University (1999 - 2017); and
                            earlier retirement    Manager of Research Operations and Organizational
                            or removal.           Learning, Xerox PARC, Xerox's advance research
                                                  center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds           None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee     Inc. (insurance company) (1993 - 2001); Vice
                            is elected or         President - Corporate Finance and Treasury Group,
                            earlier retirement    Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                            or removal.           Vice President - Asset/Liability Management
                                                  Group, Federal Farm Funding Corporation
                                                  (government-sponsored issuer of debt securities)
                                                  (1988 - 1990); Mortgage Strategies Group,
                                                  Shearson Lehman Hutton, Inc. (investment bank)
                                                  (1987 - 1988); and Mortgage Strategies Group,
                                                  Drexel Burnham Lambert, Ltd. (investment bank)
                                                  (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 1995.   President and Chief Executive Officer, Newbury      Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -     Income Fund, Inc.
                            successor trustee     present)                                            (closed-end investment
                            is elected or                                                             company) (2004 - present);
                            earlier retirement                                                        and Member, Board of
                            or removal.                                                               Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -    None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee     (financial and investment company services)
                            is elected or         (1969 - 2012); Director, BNY International
                            earlier retirement    Financing Corp. (financial services) (2002 -
                            or removal.           2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012);
                                                  Director, Financial Models (technology) (2005 -
                                                  2007); Director, BNY Hamilton Funds, Ireland
                                                  (offshore investment companies) (2004 - 2007);
                                                  Chairman/Director, AIB/BNY Securities Services
                                                  Ltd., Ireland (financial services) (1999 - 2006);
                                                  and Chairman, BNY Alternative Investment Services,
                                                  Inc. (financial services) (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 45

Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer       None
Trustee, President          Serves until a        Asset Management USA, Inc. (since September 2014);
and Chief Executive         successor trustee     Director, CEO and President of Amundi Pioneer
Officer                     is elected or         Asset Management, Inc. (since September 2014);
                            earlier retirement    Director, CEO and President of Amundi Pioneer
                            or removal            Distributor, Inc. (since September 2014);
                                                  Director, CEO and President of Amundi Pioneer
                                                  Institutional Asset Management, Inc. (since
                                                  September 2014); Chair, Amundi Pioneer Asset
                                                  Management USA, Inc., Amundi Pioneer Distributor,
                                                  Inc. and Amundi Pioneer Institutional Asset
                                                  Management, Inc. (September 2014 - 2018); Managing
                                                  Director, Morgan Stanley Investment Management
                                                  (2010 - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since 2008)  None
Trustee                     Serves until a        and Chief Investment Officer, U.S. (since 2010)
                            successor trustee     of Amundi Pioneer Asset Management USA, Inc.;
                            is elected or         Executive Vice President and Chief Investment
                            earlier retirement    Officer, U.S. of Amundi Pioneer (since 2008);
                            or removal            Executive Vice President of Amundi Pioneer
                                                  Institutional Asset Management, Inc. (since 2009);
                                                  and Portfolio Manager of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

46 Pioneer Real Estate Shares | Annual Report | 12/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)  Since 2003. Serves    Vice President and Associate General Counsel of     None
Secretary and Chief         at the discretion     Amundi Pioneer since January 2008; Secretary and
Legal Officer               of the Board          Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of the
                                                  Pioneer Funds from September 2003 to May 2010;
                                                  and Vice President and Senior Counsel of Amundi
                                                  Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since    None
Assistant Secretary         at the discretion     December 2006 and Assistant Secretary of all the
                            of the Board          Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of
                                                  Amundi Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013     None
Assistant Secretary         at the discretion     and Assistant Secretary of all the Pioneer Funds
                            of the Board          since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)        Since 2008. Serves    Vice President - Fund Treasury of Amundi            None
Treasurer and Chief         at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and               of the Board          since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2000. Serves    Director - Fund Treasury of Amundi Pioneer; and     None
Assistant Treasurer         at the discretion     Assistant Treasurer of all of the Pioneer Funds
                            of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2002. Serves    Senior Manager - Fund Treasury of Amundi Pioneer;   None
Assistant Treasurer         at the discretion     and Assistant Treasurer of all of the
                            of the Board          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer    None
Assistant Treasurer         at the discretion     since November 2008; Assistant Treasurer of all
                            of the Board          of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)            Since 2018. Serves    Managing Director, Chief Compliance Officer of      None
Chief Compliance Officer    at the discretion     Amundi Pioneer Asset Management; Amundi Pioneer
                            of the Board          Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer Distributor,
                                                  Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2006. Serves    Vice President of Amundi Pioneer Asset Management   None
Anti-Money                  at the discretion     and Anti-Money Laundering Officer of all the
Laundering Officer          of the Board          Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Real Estate Shares | Annual Report | 12/31/18

                          This page is for your notes.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 49

                          This page is for your notes.

50 Pioneer Real Estate Shares | Annual Report | 12/31/18

                          This page is for your notes.

                        Pioneer Real Estate Shares | Annual Report | 12/31/18 51

                          This page is for your notes.

52 Pioneer Real Estate Shares | Annual Report | 12/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 18631-13-0219


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $30,500 payable to Ernst & Young LLP for the year ended
December 31, 2018 and $30,500 payable
for the year ended December 31, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,028
payable to Ernst & Young LLP for the year ended
December 31, 2018 and $8,028
for the year ended December 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31 2018 and 2017, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028 payable to Ernst & Young LLP for the year ended
December 31, 2018 and $8,028 for the year ended
December 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 5, 2019


* Print the name and title of each signing officer under his or her signature.